DELAWARE POOLED TRUST

The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Supplement to the Prospectus
dated February 28, 2002

The following replaces the first paragraph in the section "Dividends and Capital Gains Distributions":

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond expects to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Labor Select International Equity and The Real Estate Investment Trust Portfolios expect to declare and distribute dividends quarterly. The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Global Equity, The International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

This Supplement is dated May 24, 2002.